A Special Notice to all
Calvert Group Shareholders

We're pleased to announce that on April 21, 1997, Barbara Krumsiek joined Calvert Group as president and chief executive officer. Ms. Krumsiek comes to Calvert Group from Alliance Capital Management, where she served as senior vice president and managing director of their mutual funds division. She has 20 years experience in mutual fund management and marketing.

Ms. Krumsiek replaces former Calvert Group president, Clifton S.
Sorrell, who stepped down earlier this year after nearly 10 years in the top post.

We look forward to Ms. Krumsiek leading the company into the next century and bringing Calvert Group mutual funds to a growing number of new investors. We welcome her to the Calvert Group family.

CALVERT FIRST GOVERNMENT
MONEY MARKET FUND

Dear Investor:
         The yield on the First Government Money Market Fund was slightly ahead of the average yield for the 118 money market funds tracked by Lipper Analytical Services, Inc.

Review of the Economy and Markets

         [Line graph appears on side of text here]

                             Short-Term Rates

                       Weekly 1 year Treasury Bill - 5.5%
                       Weekly 3 Month Treasury Note - 5%
                              Federal Funds - 5%

         The economy expanded at a robust pace for the first quarter then appeared to moderate in the second quarter. In an attempt to defuse inflationary pressures, the Federal Reserve adopted a slightly more restrictive monetary policy. The Fed nudged its target for key short-term rates higher in March, but left rates unchanged during the second quarter.
         Yields on taxable money market securities moved higher during the first part of the year then reversed course in March. The volatility was due to investors' changing forecasts for the next Fed move. Bond yields also see-sawed. Most measures of the broad stock market advanced, with the Standard & Poor's 500 Stock Index returning 20.6% for the six months.

Portfolio Strategy

[Chart appears on side of text here]

               ANNUALIZED TOTAL RETURN

6 Months Ended         12/31/96        6/30/97

First Gov't Money
  Market Fund             4.87%          4.82%

Lipper Money Market
  Funds Average           4.81%          4.79%


Source:  Lipper Analytical Services, Inc.
[end of chart]

         Expecting generally rising rates, we kept the Fund's maturity near the short end of its target range so that we would have the opportunity to reinvest the proceeds of maturing securities in higher yielding issues. This strategy worked to our advantage through March and again late in the second quarter.

Outlook
         Investors, market pundits and the Federal Reserve are struggling to evaluate a mixed bag of economic indicators. The Consumer Price Index (up 2.2% year-over-year) does not point to surging inflation, but a number of other factors, including an increase in housing starts and rising wages, can be used to make a case for a strengthening economy. In addition, Congress' plan to reduce the deficit while also pushing through a package of tax-cuts is also being evaluated.
         In light of the economy's perceived strength and the possibility of a more stimulative fiscal policy, we expect the Federal Reserve will take further steps to raise rates during 1997. The resulting rise in rates would be good news for money market investors, but likely would not be as well received by the stock and bond markets.
         Thank you for choosing the First Government Money Market
Fund.

Sincerely,



David Rochat                        Barbara Krumsiek
Senior Vice President               President

July 21, 1997

[Portfolio Statistics chart appears in center of page here]

PORTFOLIO STATISTICS

WEIGHTED AVERAGE MATURITY

12/31/96                   6/30/97

45 days                    36 days


AVERAGE ANNUAL TOTAL RETURNS
For periods ended 6/30/97

One Year                     4.78%
Five Year                    4.06%
Ten Year                     5.39%
Since Inception (12/76)      7.60%

HYPOTHETICAL PERFORMANCE
Change in value of a hypothetical $10,000 investment.

[line graph appears here]

   7/1/87       6/97

  $10,000      $16,901

[end of line graph]

Quality Structure of Portfolio

The Fund invests solely in debt obligations issued or guaranteed by the United States, its agencies or instrumentalities, assignments of interest in such obligations, and commitments to purchase such obligations ("U.S. Government-backed obligations"). The Fund may invest in U.S. Government-backed obligations subject ot repurchase agreements with the recognized securities dealers and banks.


Total returns assume reinvestment of dividends. Past performance is no guarantee of future results.

[end of chart]

                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997

U.S. Government                                   Principal
Agency Obligations - 52.3%                          Amount           Value

Federal Farm Credit Bank, Discount
Notes, 9/3/97                                      $4,290,000       $4,250,570
Federal Home Loan Bank, Discount Notes:
         7/25/97                                    7,000,000        6,975,407
         9/2/97                                     5,000,000        4,953,450
         9/25/97                                    4,000,000        3,946,584
         12/4/97                                    3,000,000        2,930,190
Federal Home Loan Mortgage Corporation,
 Discount Notes:
         7/3/97                                    10,000,000       9,996,989
         8/27/97                                    6,562,000        6,505,272
         9/16/97                                    5,000,000        4,941,929
Federal National Mortgage Association:
         5.86%, 7/3/97                              7,275,000        7,275,038
         5.39%, 7/17/97                             7,600,000        7,600,000
         5.55%, 10/17/97                            4,280,000        4,277,540
Federal National Mortgage Association,
 Discount Notes:
         7/10/97                                   10,000,000        9,986,538
         7/17/97                                    5,000,000        4,987,800
         7/18/97                                    5,000,000        4,987,014
         7/22/97                                    4,000,000        3,987,073
         7/29/97                                   10,000,000        9,957,378
         8/5/97                                     6,000,000        5,967,683
         8/14/97                                    6,000,000        5,961,207
         9/5/97                                     5,000,000        4,949,675
         9/29/97                                   10,000,000        9,863,750
         10/20/97                                   4,000,000        3,930,440

Total U.S. Government Agency Obligations
 (Cost $128,231,527)                                               128,231,527

Depository Receipts for U.S.
Government Guaranteed Loans - 9.7% (~)

Colson Services Corporation Loan Sets (*):
         9.59375%, 1/13/98                              13,745          13,743
         8.75%, 8/10/99                                 54,304          55,045
         8.59375%, 1/17/10                              98,725         102,943
         8.50%, 2/3/2-9/27/05                          265,604         271,057
         8.34375%, 2/28/00-3/12/00                     209,113         209,598
         8.25%, 6/1/07                                  58,730          60,639
         8.25%, 8/1/00                                  36,798          37,474
         7.50%, 6/5/09-3/23/12                       2,211,154       2,239,774
         7.375%, 2/25/02-9/9/06                        226,948         228,786
         7.325%, 3/12/05-5/29/12                     2,137,942       2,142,183
         7.25%, 8/1/10-1/22/11                         836,199         837,160
         7.25%, 3/19/11-8/10/12                     11,161,037      11,185,677
         7.25%, 10/30/01-9/2/12                      4,368,724       4,377,700
         7.09375%, 12/22/97-4/26/09                    988,746         992,273
         7.34375%, 10/1/98-7/26/10                   1,007,953       1,008,954
         6.84375%, 4/21/98-5/18/02                      75,914          75,984

         Total Depository Receipts for U.S.
         Government Guaranteed   Loans (Cost $23,838,990)           23,838,990



Collateralized by                                   Principal
U.S. Government Securities - 5.1%                    Amount           Value

Audley Investments Opic Cops VRDN,
 5.68%, 11/29/04                                   $8,000,000       $8,000,000
San Bernardino Public Safety Authority,
         7.00%, 7/1/97                              1,120,000        1,120,000
         7.25%, 1/1/98                              3,420,000        3,441,288

 Total Collateralized by U.S. Government
Securities (Cost $12,561,288)                                       12,561,288

Escrowed in U.S. Treasury Obligations - 3.2%

Public Building Commission of Chicago,
 Series 1996, 6.05%, 1/1/98                         7,845,000        7,847,468

 Total Escrowed in U.S. Treasury Obligations
 (Cost $7,847,468)                                                   7,847,468

Variable Rate Loans Guaranteed by Agencies
of the U.S. Government - 1.3% (~)
Loan pools:
         8.59375%, 3/30/99                              40,040          40,040
         7.00%, 8/15/12                              2,158,156       2,127,924
         6.25%, 3/1/07                               1,091,111       1,068,757

  Total Variable Rate Loans Guaranteed by Agencies
   f the U.S. Government (Cost $3,236,721)                           3,236,721

Repurchase Agreements - 28.0%

Donaldson, Lufkin & Jenrette Securities, Inc.:
 6.05%, dated 6/30/97, due 7/1/97 ($11,573,319
 FHLMC, 6.63%, 3/20/00 and $18,010,842
 FHLMC, 7.36%, 6/5/07)                              28,700,000      28,700,000
UBS Securities, Inc.: 6.00%, dated 6/30/97,
due 7/1/97 ($30,707,233 FHLMC Pool #G00563,
7.00%, 10/1/26)                                     30,000,000      30,000,000
Paine Webber, Inc.: 5.50%, dated 6/18/97, due
 7/9/97 ($10,261,560 FHLMC Pool #G00584, 7.00%,
 11/1/26)                                           10,000,000      10,000,000

 Total Repurchase Agreements (Cost $68,700,000)                     68,700,000

     TOTAL INVESTMENTS (Cost $244,415,994) - 99.6                  244,415,994
     Other assets and liabilities, net - 0.4%                        1,046,468
     Net Assets - 100.0%                                          $245,462,462

Net Assets Consist of:
Paid-in capital applicable to 245,972,080
outstanding shares of beneficial interest,
 unlimited number of no par shares authorized                     $245,725,392
Undistributed net investment income                                         59
Accumulated net realized gain (loss) on
 investments                                                          (262,989)
            Net Assets                                            $245,462,462

            Net Asset Value per Share                                    $1.00

(+) Represents rares in effect at June 30, 1997, after regularly scheduled adjustments on such dae. Interest rates adjust monthly and quarterly, generally at the beginning of the month or calendar quarter, or semiannualy based on prime plus contracted adjustments. As of June 30,
      1997, the prime interest rate was 8.50%.

(*) Colson Services Corporation is the custodian, collection, and transfer agent for certain of the Fund's U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

See notes to financial statments.

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997

Net Investment Income
Investment Income
         Interest income                                           $6,787,758

Expenses
         Investment advisory fee                                      603,895
         Transfer agency fees and expenses                            228,723
         Trustees' fees and expenses                                   19,003
         Custodian fees                                                15,803
         Registration fees                                             19,813
         Reports to shareholders                                       82,250
         Professional fees                                             13,059
         Miscellaneous                                                 25,130
                  Total expenses                                    1,007,676
                  Fees paid indirectly                               (15,803)
                           Net expenses                               991,873

                             Net Investment Income                  5,795,885

Realized Gain (Loss) on Investments
Net realized gain (loss)                                                8,248

                       Increase (Decrease) in Net Assets
                       Resulting from Operations                   $5,804,133


See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                 Six Months       Year Ended
                                                    Ended         December 31,
Increase (Decrease) in Net Assets               June 30, 1997         1996


Operations
 Net investment income                           $5,795,885        $11,620,255
 Net realized gain (loss)                             8,248             18,329

          Increase (Decrease) in Net Assets
          Resulting from Operations               5,804,133         11,638,584

Distributions to shareholders from
 Net investment income                           (5,823,423)       (11,593,209)

Capital share transactions
 Shares sold                                     202,108,181       380,258,409
 Reinvestment of distributions                     5,654,143        11,294,463
 Shares redeemed                               (201,700,181)     (393,328,271)
    Total capital share transactions               6,062,143       (1,775,399)

Total Increase (Decrease) in Net Assets            6,042,853       (1,730,024)

Net Assets
Beginning of period                              239,419,609       241,149,633
End of period (including undistributed net
 investment income of $59 and $27,597,
 respectively)                                  $245,462,462      $239,419,609

Capital Share Activity
Shares sold                                      202,108,181       380,258,409
Reinvestment of distributions                      5,654,143        11,294,463
Shares redeemed                                (201,700,181)     (393,328,271)
         Net share activity                        6,062,143       (1,775,399)


Notes to Financial Statements
Note A-Significant Accounting Policies
General:  The Calvert First Government Money Market Fund (the
"Fund"), a series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers shares of beneficial interest to the public with no sales charge.

Security Valuation: Securities are valued at amortized cost which approximates market.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .50% on the first $500 million,
 .45% on the next $400 million, .40% on the next $400 million, .35% on the next $700 million and .30% on the excess of $2 billion.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

Each Trustee who is not affiliated with the Advisor received an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C-Investment Activity
The cost of investments owned at June 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net realized capital loss carryforwards, for federal income tax purposes, of $271,237 at December 31, 1996 may be utilized to offset current and future capital gains until expiration through 2001.

                              FINANCIAL HIGHLIGHTS

                                                Periods Ended

                                     June 30,                 December 31,
                                      1997               1996             1995

Net asset value, beginning            $1.00              $1.00           $1.00
Income from investment operations
         Net investment income         .024               .047            .051
Distributions from
         Net investment income        (.024)             (.047)         (.051)
Net asset value, ending               $1.00               $1.00          $1.00

Total return*                          2.41%              4.79%          5.22%
Ratios to average net assets:
         Net investment income      4.80%(a)              4.69%          5.04%
         Total expenses ~            .83%(a)               .86%           .89%
         Net expenses                .82%(a)               .85%           .88%
Net assets, ending (in thousands)   $245,462           $239,420       $241,150
Number of shares outstanding,
         ending (in thousands)       245,972             239,910       241,685


                                                   Years Ended

                                      1994               1993             1992

Net asset value, beginning             $1.00            $1.00            $1.00
Income from investment operations
         Net investment income          .036             .027             .033
Distributions from
         Net investment income         (.036)           (.027)          (.033)
Net asset value, ending                $1.00             $1.00           $1.00

Total return                            3.66%            2.70%           3.40%
Ratios to average net assets:
         Net investment income          3.56%            2.66%           3.30%
         Total expenses ~                  -               -                -
         Net expenses                    .81%             .81%            .82%
Net assets, ending (in thousands)    $230,183         $263,260        $314,999
Number of shares outstanding,
         ending (in thousands)        230,618          263,930         315,667


(a)  Annualized
* Total return is not annualized for periods of less than one year.
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly;
     such reductions are included in the ratio of net expenses.